UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 22, 2004

FEDERAL-MOGUL CORPORATION

(Exact name of registrant as specified in its charter)

Michigan	1-1511	38-0533580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26555 Northwestern Highway, Southfield, Michigan	48034
(Address of principal executive offices)	(Zip Code)

(248) 354-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On October 22, 2004, Federal-Mogul Corporation issued a press release announcing its earnings for the three months and nine months ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated October 22, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2004

FEDERAL-MOGUL CORPORATION

By:	/s/ David M. Sherbin
Name:	David M. Sherbin
Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

99.1 Press Release dated October 22, 2004.